                                                                    EXHIBIT 10.3

EXHIBIT 10.3 Warrant to Purchase Shares of Common Stock dated as of April 17, 2000, between the Company and Hayden H. Harris

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACTS AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                         MCLAREN AUTOMOTIVE GROUP, INC.


Number of Shares:          150,000
Date of Issuance:          April 17, 2000
Date of Expiration:        April 16, 2003


         FOR VALUE RECEIVED, the undersigned, McLaren Automotive Group, Inc., a Delaware corporation (the "Company"), hereby certifies that HAYDEN H. HARRIS, TRUSTEE OF THE HAYDEN H. HARRIS LIVING TRUST DATE MARCH 6, 1998, located at 13875 Waters Road, Chelsea, Michigan 48118 ("Harris"), is entitled to subscribe for and purchase, during the period specified in this Warrant, 150,000 shares of common stock of the Company, at an exercise price per share equal to the Per Share Exercise Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions. Certain capitalized terms used in this Warrant shall have the following meanings:

         (a) "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         (b) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the date hereof, except (i) the Warrant Stock, and (ii) any shares of Common Stock issued pursuant to the exercise of stock options issued by the Company to its employees pursuant to any Company stock option plans.

         (c) "Common Stock" means the Company's common stock, $0.00001 par value.

         (d) "Commission" means the United States Securities and Exchange Commission or any successor agency.

         (e) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for shares of Common Stock.

         (f) "Expiration Date" means April 16, 2003.

         (g) "Holder" means Harris, or any permitted assignee who may have acquired this Warrant in accordance with the terms of Section 7.

         (h) "Issuance Date" means April 17, 2000.

         (i) "Per Share Exercise Price" shall mean $2.00 per share.

         (j) "Person" means any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

         (k) "Registration Rights Agreement" means that certain Registration Rights Agreement made as of April 17, 2000, by and between the Company and Harris.

         (l) "Term" shall have the meaning set forth in Section 2.

         (m) "Warrant Stock" mean the 150,000 shares of Common Stock issuable upon the exercise of this Warrant, subject to adjustment in accordance with
Section 8.

         (n) "Warrant Office" means 32233 West Eight Mile Road, Livonia, Michigan 48152, or such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the then current Holder of this Warrant.

2. Exercisability; Expiration. The right to subscribe for and purchase not less than all of the shares of Warrant Stock represented hereby shall commence on the Issuance Date and shall expire at 5:00 p.m., eastern daylight savings time, on the Expiration Date (such period being the "Term"). The purchase rights represented by this Warrant may be exercised in whole at any time and from time to time during the Term. Rights to purchase shares under this Warrant shall expire and may not be exercised after at 5:00 p.m., eastern daylight savings time, on Expiration Date.

3. Method of Exercise. To the extent this Warrant is exercisable, to exercise this Warrant, the Holder shall deliver to the Company at the Warrant Office in accordance with Section 13: (a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed by the Holder, (b) payment of an amount equal to the product of the Per Share Exercise Price multiplied by the number of shares of Warrant Stock, which shall be made in cash or by certified or bank cashier's check payable to the order of the Company, and (c) this Warrant. An exercise of this Warrant shall be deemed to be effective upon receipt by the Company of all of the items described in the preceding sentence. The Company shall thereafter, as promptly as practicable, cause to be issued and delivered to the Holder a certificate or certificates representing the Warrant Stock specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the Holder. The Company shall pay all expenses, taxes (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates.

4. Shares to be Fully Paid and Non-Assessable. The Warrant Stock shall be validly issued, fully paid, non- assessable and free from preemptive rights.

5. No Fractional Shares to be Issued. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock.

6. Legend on Warrant Shares. Each certificate representing the Warrant Stock, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws): THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, SUCH TRANSFER WOULD BE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACTS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

7. Ownership of Warrant; Restrictions on Transfer. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary. Neither this Warrant, nor any rights hereunder, are transferable, in whole or in part, without the prior written consent of the Company.

8. Adjustments to Number of Stock Units. The number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 8, including the limitations set forth in Subsection 8(h).

         (a) Stock Dividends, Subdivision and Combination. In the event that, during the Term, the Company shall: (i) pay a dividend or other distribution of Common Stock to the holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then the number of shares of Warrant Stock shall be adjusted so as to consist of the number of shares of Common Stock that a record holder of the number of shares of Common Stock comprising the Warrant Stock immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

         (b) Certain Other Dividends and Distributions. In the event that, during the Term, the Company intends to pay a dividend or other distribution of:
(i) cash, or (ii) any evidences of its indebtedness, any other securities or property of any nature whatsoever (other than cash or Common Stock); then at least ten (10) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise this Warrant, and thereby participate in such dividend or distribution.

         (c) Issuance of Additional Shares. In the event that, during the Term, the Company shall issue or sell any Additional Shares of Common Stock for a consideration per share less than the Per Share Market Price, then the number of shares of Warrant Stock shall be adjusted to that number determined by multiplying the number of shares of Warrant Stock immediately prior to such adjustment by a fraction: (i) the numerator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued; and (ii) the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding, plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 8(d) immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Per Share Market Price. The provisions of this Subsection 8(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Subsection 8(a). No adjustment of the number of shares of Warrant Stock shall be made under this subsection upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsection 8(d).

         (d) Issuance of Warrants, Convertible Securities or Other Rights. In the event that, during the Term, the Company shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (whether or not the rights to exchange or convert thereunder are immediately exercisable) and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be lower than the Per Share Exercise Price, then the number of shares of Warrant Stock shall be adjusted as provided in Subsection 8(c) and the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. No adjustment of the number of shares of Warrant Stock shall be made under this Subsection 8(d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Subsection 8(d).

         (e) Superseding Adjustment of Stock Unit. If, at any time after any adjustment of the number of shares of Warrant Stock shall have been made pursuant to the foregoing Subsection 8(d) on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustments of the number of shares comprising a Stock Unit shall have been made pursuant to this Subsection 8(e), (i) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, and/or (ii) the consideration per share, for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased for any reason, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of (x) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and (y) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or other Convertible Securities; and, if and to the extent called for by the foregoing provisions of this Section 8 on the basis aforesaid, a new adjustment of the number of shares of Warrant Stock shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         (f) Other Provisions Applicable to Adjustment Under This Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock hereinbefore provided for in this Section 8:

             (i) Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this
         Section 8.

             (ii) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). In case any Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Additional Shares of Common Stock or Convertible Securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and the consideration received for such issuance shall be equal to the fair market value, as determined in good faith by the Board of Directors of the Company, on the date of such transaction, of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Warrant Stock immediately prior to such merger, conversion or sale for purposes of this Subsection 8(f), such merger, conversion or sale shall be deemed to have been made after giving effect to such adjustment. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities.

             (iii) When Adjustments to be Made. The adjustments required by the preceding subsections of this Section 8 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Warrant Stock that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Subsection 8(a)) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least 1/20th of a share to or from the number of shares of Warrant Stock immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this section and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

             (iv) Fractional Interests. In computing adjustments under this section, fractional interests in Common Stock shall not be taken into account.

             (v) When Adjustment Not Required; Abandonment of Plan for Dividend and the Like. If the Company shall declare a dividend or distribution of, or grant subscription or purchase rights with respect to, Common Stock as described in this Section 8 and shall, thereafter, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (g) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event.

         (h) No Adjustment. Notwithstanding the foregoing, an adjustment as provided in this Section 8 shall not be made if: (a) the Company offers securities to the public pursuant to a registration statement under the Act, (b) the Company issues securities pursuant to the acquisition by the Company of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby the Company owns over fifty percent (50%) of the voting power of such corporation,
(c) Company issues shares of its capital stock in connection with any stock split, stock dividend or the Company issues any shares of common stock of the Company pursuant to options, warrants or rights granted before the date hereof, or granted before or after the date hereof if granted to purchase shares of such common stock in favor of employees, directors, officers, strategic partners or consultants of the Company or any subsidiary thereof pursuant to a stock option plan or agreement approved by the Company's Board of Directors; provided that such stock options thereunder, if granted after the date hereof, are granted at a conversion or exercise price that the Company's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant, or (d) the Company converts any securities into Common Stock pursuant to the Company's Articles of Incorporation, as amended.

         (i) Notice of Adjustment. Whenever the Company takes any action that causes the composition of a Stock Unit to change under Subsections 8(a) through 8(g), the Company shall provide the Holder with written notice, in accordance with Section 13, of such change and the number of shares of Warrant Stock for which this Warrant is or will become exercisable. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Common Stock on the same date such persons receive such notice.

9. Certain Covenants Of The Company. The Company has taken all action necessary to authorize the issuance of this Warrant and the issuance of shares of Common Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.

10. Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to the Warrant Stock and supersedes all prior arrangements or understandings with respect thereto.

11. Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

12. Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

13. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of the Warrant or at any more recent address of which any Holder shall have notified the Company in writing in accordance with this Section 13. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered personally, or sent by certified or registered mail, to the Warrant Office, attention: Chief Executive Officer. Any notice given by either party hereunder shall be deemed to be effective upon receipt.

14. Limitation of Liability; Not A Shareholder. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15. Loss, Destruction, Etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 15 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                          MCLAREN AUTOMOTIVE GROUP, INC.



                                            By:   /s/ Wiley R. McCoy
                                                  -------------------------
                                                  Wiley R. McCoy, President

                                    EXHIBIT A

                               NOTICE OF EXERCISE

Dated:
      --------------

         The undersigned hereby irrevocably elects to exercise its right to purchase 150,000 shares of the common stock, $0.00001 par value per share, of McLaren Automotive Group, Inc., such right being pursuant to a Warrant dated April 17, 2000, as issued to HAYDEN H. HARRIS, TRUSTEE OF THE HAYDEN H. HARRIS LIVING TRUST DATE MARCH 6, 1998 (the "Warrant"), and remits herewith the sum of $300,000 in payment for same in accordance with the terms of the Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK (Please typewrite or print in block letters)

Name:
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Address:
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Signature:
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